UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COMMONWEALTH REIT

(Name of the Registrant as Specified In Its Charter)

CORVEX MANAGEMENT LP

KEITH MEISTER

RELATED FUND MANAGEMENT, LLC

RELATED REAL ESTATE RECOVERY FUND GP-A, LLC

RELATED REAL ESTATE RECOVERY FUND GP, L.P.

RELATED REAL ESTATE RECOVERY FUND, L.P.

RRERF ACQUISITION, LLC

JEFF T. BLAU

RICHARD O’TOOLE

DAVID R. JOHNSON

JAMES CORL

EDWARD GLICKMAN

PETER LINNEMAN

JIM LOZIER

KENNETH SHEA

EGI-CW HOLDINGS, L.L.C.

DAVID HELFAND

SAMUEL ZELL

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Additional Information Regarding the Solicitation

Corvex Management LP and Related Fund Management, LLC have filed a definitive solicitation statement with the Securities and Exchange Commission (the “SEC”) to (1) solicit consents to remove the entire board of trustees of CommonWealth REIT (the “Removal Proposal”), and (2) elect a slate of new trustees at a special meeting of shareholders that must be promptly called in the event that the Removal Proposal is successful. Investors and security holders are urged to read the definitive solicitation statement and other relevant documents because they contain important information regarding the solicitation. The definitive solicitation statement and all other relevant documents are available, free of charge, on the SEC’s website at www.sec.gov.

The following persons are participants in connection with the solicitation of CommonWealth REIT shareholders: Corvex Management LP, Keith Meister, Related Fund Management, LLC, Related Real Estate Recovery Fund GP-A, LLC, Related Real Estate Recovery Fund GP, L.P., Related Real Estate Recovery Fund, L.P., RRERF Acquisition, LLC, Jeff T. Blau, Richard O’Toole, David R. Johnson, James Corl, Edward Glickman, Peter Linneman, Jim Lozier, Kenneth Shea, EGI-CW Holdings, L.L.C., David Helfand and Samuel Zell. Information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, to the extent applicable, is available in the definitive solicitation statement filed with the SEC on January 28, 2014 and Supplement No. 1 to be filed with the SEC.

RESTORING WEALTH TO COMMONWEALTH

HOW TO VOTE

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Timeline

CWH Actions		Corvex and Related Actions
	FEBRUARY	
		February 11: Sam Zell and David Helfand join Corvex and Related Board slate of highly qualified nominees for CWH
February 10: CWH sets conditional record date for consent solicitation of February 18, 2014		
		February 6: Corvex and Related file presentation on CWH's 'Worst-In-Class' Corporate Governance and Red Tape Bylaws
	JANUARY	
		January 30: Corvex and Related release detailed presentation outlining case for change and value creation at CommonWealth
January 29: CWH filed definitive consent revocation materials with the SEC		**January 29:** Corvex and Related commence mailing their solicitation materials and urge CWH shareholders to vote the GOLD consent card and remove the entire Board of CommonWealth
		January 28: Corvex and Related filed their definitive consent solicitation statement with the SEC
		January 16: Corvex and Related announced board slate to be nominated at special meeting of CommonWealth REIT shareholders
January 6: CWH announced the appointment of two more hand-picked trustees		
	2014